Business Combinations	9 Months Ended
Sep. 30, 2021
Business Combination and Asset Acquisition [Abstract]
Business Combinations	Business Combinations
2019
During the year ended December 31, 2019, the Company completed three business combinations that collectively increased the Company’s presence in certain international jurisdictions, including Brazil and Europe. The acquisition of these businesses provided the Company with access to additional security awareness training content and video production and content development capabilities, customer lists and developed technology. The Company has accounted for these acquisitions as business combinations in accordance with ASC 805 - Business Combinations and has included the financial results of the acquired businesses in the consolidated financial statements from the date of each respective acquisition. The total purchase price was $6.6 million, net of cash acquired of $0.8 million and contingent consideration of $1.1 million and amounts held in escrow of $0.3 million. The resulting goodwill primarily relates to the acquired workforce, synergies and opportunities for growth through geographic expansion and customer diversity and is not expected to be deductible for tax purposes. Revenues of $1.3 million, losses of $0.7 million and acquisition related costs of $0.3 million are included in the accompanying consolidated statement of operations for the year ended December 31, 2019.
The following table summarizes the fair values of the assets acquired and liabilities assumed as of the date of each acquisition (in thousands):

Tangible net assets	$895
Developed technology and content	620
Trade name	190
Customer relationships	60
Goodwill	4,852
Total net asset value	$6,617
Current year acquisition (unaudited)
On March 1, 2021, the Company acquired all outstanding equity interests in MediaPro Holdings, LLC (“MediaPro”), a SaaS company that specializes in security and privacy solutions including production of digital content and custom software. The acquisition was funded using cash consideration of approximately $11.3 million, net of cash acquired of $1.9 million, and equity consideration of $24.7 million. The acquisition was accounted for as a business combination in accordance with ASC 805, Business Combinations and the Company has included the financial results of the acquired business in the consolidated financial statements from the date of acquisition. The resulting goodwill, which is deductible for tax purposes, is reflective of synergies the Company expects to realize and the assembled workforce. The Company has recorded the assets acquired and liabilities assumed at their respective fair values as of the acquisition date. MediaPro revenues and losses were not material for the nine months ended September 30, 2021. Acquisition related costs of $0.5 million are included in the accompanying consolidated statement of operations for the nine months ended September 30, 2021.
The following table summarizes the fair values of the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Accounts receivable	$1,391
Other assets acquired	4,171
Trade name	300
Acquired content	1,600
Customer relationships	3,300
Deferred revenue	(3,919)
Other liabilities acquired	(3,172)
Total identifiable net assets assumed	3,671
Goodwill	34,243
Total net asset value	$37,914
The purchase price allocation was based on estimates of the fair value of the net assets acquired and is considered preliminary and subject to change as the valuation is finalized. The Company expects to finalize the valuation as soon as practicable, but not later than one year from the acquisition date. The Company has not presented pro forma results of operations because the acquisition is not material to the Company's consolidated results of operations, financial position, or cash flows.